UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 22, 2006

                            BIOLOK INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                   000-51482                 65-0317138
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(State or other jurisdiction       (Commission               (IRS Employer
     Of incorporation)             File Number)          Identification Number)

                              368 S. Military Trail
                            Deerfield Beach, FL 33442
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                    (Address of Principal Executive Offices)

                                 (954) 698-9998
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              (Registrant's telephone number, including area code)

                                      None
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

      On March 22, 2006, BioLok International Inc. (the "Company") filed a Form 8-K for a March 22, 2006, press release reporting the Company's FDA 510(k) clearance to market its BoneGen-TR product. The 8-K described the press release under Item 2.02 instead of Item 8.01.


Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits

Exhibit No.       Description
-----------       --------------------------------------------------------------

99.1              Press release issued by BioLok International Inc. on March 22,
                  2006. (1)


(1)   Previously filed.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2006                                 /s/ Bruce L. Hollander
                                                  -----------------------------
                                                  Bruce L. Hollander, President